SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2006

Axial Vector Engine Corporation
(Exact name of registrant as specified in its charter)

NV	000-49698	20-3362479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Trade Center 121 S W Salmon Street Suite 1100, Portland, OR	97204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 471-1348

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 30, 2006, Bagell, Josephs, Levine & Company, L.L.C. (the “Former Accountant”) was dismissed as the Company’s accountant. The Company has engaged Ronald N. Silberstein, CPA, PLLC as its principal accountants effective October 30, 2006. The decision to change accountants was approved by the Company’s board of directors. The Company did not consult with Ronald N. Silberstein, CPA, PLLC on any matters prior to retaining such firm as its principal accountants.

The Former Accountant’s audit reports on the financial statements of the Company for the fiscal years ended June 30, 2005 and June 30, 2006 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

1.
the audit reports on the financial statements of the Company for the fiscal years ended June 30, 2005 and June 30, 2006 contained an uncertainty about the Company’s ability to continue as a going concern, and

2.
the audit report on the financial statements of the Company for the fiscal year ended June 30, 2006 indicated that the Company’s financial statements for the year ended June 30, 2005 have been restated to reflect changes in accounting principles and changes due to corrections of errors as a result of material weaknesses with regard to insufficient personnel in the Company’s accounting and financial reporting functions and in controls over closing procedures, including the (a) recognition of expenses in appropriate periods, and (b) the accounting and reporting of capital transactions.

During the years ended June 30, 2005 and June 30, 2006, and through the interim period ended October 30, 2006, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the years ended June 30, 2005 and June 30, 2006, and through the interim period ended October 30, 2006, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(A) and (B) of Item 304 of Regulation S-B.

On October 30, 2006, the Company provided the Former Accountant with its disclosures in this Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axial Vector Engine Corporation

/s/ Raymond Brouzes
Raymond Brouzes
CEO, CFO, and Director

Date: November 3, 2006